                                                                    EXHIBIT 10.1

                                CONSENT AGREEMENT

         This CONSENT AGREEMENT (this "Consent"), made as of May 1, 2006, among Oxford Industries, Inc., a Georgia corporation ("Parent"), Oxford of South Carolina, Inc., a South Carolina corporation, and Tommy Bahama Group, Inc. (formerly known as Viewpoint International, Inc., a Delaware corporation, as Borrowers, the Domestic Subsidiaries of Borrowers party to the Credit Agreement (as defined below) as Guarantors, the Lenders (as defined in the Credit Agreement) party hereto, and SunTrust Bank, as the Administrative Agent.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Borrowers, the Guarantors, the Lenders, the financial institutions party thereto as Issuing Banks and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 28, 2004, as modified and amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 10, 2005 and as further modified and amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 21, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Parent intends to sell its womenswear division (the "Womenswear Division") to The Millwork Trading Co, Ltd., d/b/a Li & Fung USA or one of its affiliates (the "Womenswear Division Disposition");

         WHEREAS, the Borrowers have requested that the Lenders consent to the Womenswear Division Disposition and the Lenders have agreed to consent to such disposition pursuant to the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

         1.       Consent.

                  (a) The Lenders hereby consent to the Womenswear Division Disposition and waive compliance with Section 8.7 of the Credit Agreement, Liquidation; Change in Ownership, Name or Year; Disposition or Acquisition of Assets; Etc., only to the extent necessary to avoid a Default as a result of the Womenswear Division Disposition; provided, however, that the Womenswear Division Disposition shall be permitted only so long as: (i) the terms and conditions of the Womenswear Division Disposition (which may include the lease or sale of one or more parcels of real property currently relating exclusively to the womenswear division) are on substantially the terms set forth in the letter of intent attached hereto as Exhibit A (the "Letter of Intent"), except that the Womenswear Division Disposition shall be effected by a transfer to The Millwork Trading Co, Ltd., d/b/a Li & Fung USA or one of its affiliates of the assets of the Parent and certain of its Subsidiaries related to its womenswear division rather than by a sale of




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the capital stock of Oxford of South Carolina, Inc. as contemplated by the first paragraph of the Letter of Intent; (ii) the documents affecting such sale and the release documents permitting the release of liens in connection with such sale are in form and substance acceptable to the Administrative Agent; (iii) no Default or Event of Default exists at the time of such sale or otherwise would be caused by such sale; (iv) such sale is consummated on or before June 5, 2006; and (v) the Net Cash Proceeds of such sale are immediately remitted to the Administrative Agent to be applied to the temporary repayment of the Obligations in accordance with Section 2.6(b)(ii) of the Credit Agreement and, subject to the conditions set forth in the Credit Agreement for borrowing, such amount may be reborrowed by the applicable Borrower Party solely to reinvest in other assets of such Borrower Party in a manner permitted in Section 1012(b) of the Indenture and on the last day of the Reinvestment Period (as defined below) the Revolving Loan Commitments shall be reduced permanently by the amount of such Net Cash Proceeds that has not been reinvested as provided in clauses (ii) through (vi) of Section 1012(b) of the Indenture and that otherwise would constitute Excess Proceeds (as such term is defined in the Indenture) in excess of $15 million under Section 1012(c) of the Indenture; provided, that (A) such reinvestment must be made on or before the date 355 days following the closing date of the Womenswear Division Disposition (or such later date as shall be approved by the Majority Lenders in writing) (the "Reinvestment Period") and (B) no Event of Default shall have occurred and be continuing at the time of such reinvestment or after giving effect thereto. The Lenders hereby grant authority to the Administrative Agent to release all of its Liens on all property that is the subject of the Womenswear Division Disposition upon consummation of the Womenswear Division Disposition in accordance with this Consent. The Administrative Agent shall be entitled to rely on a certificate from the Borrowers confirming that the Womenswear Division Disposition has been consummated in accordance with this Consent. Each of the Lenders and the Administrative Agent further agree that the escrow deposit described in Section 2(c) of the Letter of Intent, the right of first refusal to license brands described in Section 3(c) of the Letter of Intent, and the license described in
Section 5(a) of the Letter of Intent are permitted under the Credit Agreement on the terms described in such Sections of the Letter of Intent.

         (b) The Lenders hereby consent to the formation of a direct Subsidiary of the Parent (the "Womenswear Division Subsidiary"), the sole purpose of which shall be to own a lockbox account for the collection of accounts related to its womenswear division, and the shares of which may be transferred to The Millwork Trading Co, Ltd., d/b/a Li & Fung USA or one of its affiliates in connection with the Womenswear Division Disposition (the "Womenswear Division Lockbox") and waive (i) compliance with Section 6.21 of the Credit Agreement, Formation of Subsidiaries, only to the extent necessary to avoid a Default as a result of forming the Womenswear Division Subsidiary without causing the Womenswear Division Subsidiary to provide to the Administrative Agent, for the benefit of the Lender Group, the supplements, pledge agreements and other documents required pursuant to Section 6.21 of the Credit Agreement and (ii) compliance with Section 6.15 of the Credit Agreement, Account Control Agreements; Securities Account Control Agreements, only to the extent necessary to avoid a Default as a result of the opening of the Womenswear Division Lockbox without entering into an Account Control Agreement; provided, however, that, if the Womenswear Division Disposition is not consummated on or before June 5, 2006, the Parent shall cause the Womenswear Division Subsidiary to provide to the Administrative Agent, for the benefit of the Lender Group, the supplements, pledge agreements and other documents required pursuant to Section 6.21 of the



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Credit Agreement and an Account Control Agreement with respect to the Womenswear
Division Lockbox required pursuant to Section 6.15 of the Credit Agreement, on or before June 5, 2006.

         2. No Other Consent or Waiver. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided above, operate as an amendment to or a waiver of any right, power or remedy of the Administrative Agent, the Lenders or Issuing Banks under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment to or a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the consent and amendment expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder. This Consent shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Lenders or the Issuing Banks at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders or the Issuing Banks to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Nothing in this Consent is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent's or the Lenders' security interests in, security titles to, or other Liens on, any Collateral for the Obligations.

         3. Conditions on Effectiveness. This Consent shall be come effective as of the date hereof when, and only when, the Administrative Agent, on behalf of the Issuing Banks and the Lenders, shall have received, in form and substance satisfactory to it:

                  (a) counterparts of this Consent duly executed by Borrowers and the Majority Lenders; and

                  (b) such other information, documents, instruments or approvals as the Administrative Agent may require.

         4. Representations and Warranties of Borrower Parties. Each Borrower Party represents and warrants as follows:

                  (a) Such Borrower Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

                  (b) The execution, delivery and performance by such Borrower Party of this Consent and the Loan Documents, as amended hereby, are within such Borrower Party's legal powers, have been duly authorized by all necessary company action and do not contravene (i) such Borrower Party's organizational documents, or (ii) laws or contractual restrictions binding on or affecting such Borrower Party;

                  (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required by the due execution, delivery




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and performance by such Borrower Party of this Consent or any of the Loan
Documents, as amended hereby, to which such Borrower Party is or will be a party;

                  (d) This Consent and each of the other Loan Documents, as amended hereby, to which such Borrower Party is a party constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms; and

                  (e) No Default or Event of Default exists.

         5. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Consent, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         6. Costs, Expenses and Taxes. Borrowers agree to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Consent, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

         7. Governing Law. This Consent shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.

         8. Loan Document. This Consent shall be deemed to be a Loan Document for all purposes.

         9. Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Consent in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed under seal by their duly authorized officers in Atlanta, Georgia, all as of the day and year first above written.

BORROWERS:                          OXFORD INDUSTRIES, INC., as a Borrower

                                    By:               Thomas C. Chubb III
                                             /s/_________________________
                                             Name:    Thomas C. Chubb III
                                             Title:   Executive Vice President

                                                      Thomas E. Campbell
                                    Attest:  /s/__________________________
                                             Name:    Thomas E. Campbell
                                             Title:   Secretary

                                    OXFORD OF SOUTH CAROLINA, INC. as a Borrower

                                                      Thomas C. Chubb III
                                    By:      /s/___________________________
                                             Name:    Thomas C. Chubb III
                                    Title:   Vice President

                                                      Thomas E. Campbell
                                    Attest:  /s/___________________________
                                                Name: Thomas E. Campbell
                                                Title: Vice President


                                   TOMMY BAHAMA GROUP, INC. (FORMERLY KNOWN AS
                                   VIEWPOINT INTERNATIONAL, INC.), as a Borrower

                                                        Thomas C. Chubb III
                                    By:      /s/___________________________
                                                Name:   Thomas C. Chubb III
                                    Title:   Executive Vice President

                                                        Thomas E. Campbell
                                    Attest:  /s/___________________________
                                                Name:   Thomas E. Campbell
                                                Title:  Vice President

GUARANTORS:                         LIONSHEAD CLOTHING COMPANY, a Delaware
                                    corporation
                                                      Thomas C. Chubb III
                                    By:      /s/__________________________
                                             Name:    Thomas C. Chubb III
                                    Title:   Vice President

                                                      Thomas E. Campbell
                                    Attest:  /s/__________________________
                                             Name:    Thomas E. Campbell
                                             Title:   Vice President





CONSENT AGREEMENT

                                    OXFORD GARMENT, INC. a Delaware corporation,
                                    (MERONA INDUSTRIES, INC., a Delaware
                                    corporation merged into Oxford Garment,
                                    Inc.)

                                                     Thomas C. Chubb III
                                    By:     /s/_____________________________
                                             Name:   Thomas C. Chubb III
                                    Title:   Vice President

                                                     Thomas E. Campbell
                                    Attest:  /s/_____________________________
                                             Name:   Thomas E. Campbell
                                    Title:   Vice President


                                   OXFORD CARRIBBEAN, INC., a Delaware
                                   corporation

                                                     Thomas C. Chubb III
                                   By:      /s/______________________________
                                            Name:    Thomas C. Chubb III
                                            Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/______________________________
                                            Name:    Thomas E. Campbell
                                            Title:   Vice President

                                   BEN SHERMAN CLOTHING, INC., a Georgia
                                   corporation

                                                     Thomas C. Chubb III
                                   By:      /s/______________________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/______________________________
                                            Name:    Thomas E. Campbell
                                            Title:   Vice President

                                   OXFORD GARMENT, INC., a Delaware corporation

                                                     Thomas C. Chubb III
                                   By:      /s/_____________________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/__________________________
                                            Name:    Thomas E. Campbell
                                   Title:   Vice President



                                   OXFORD INTERNATIONAL, INC., a Georgia
                                   corporation

                                                     Thomas C. Chubb III
                                   By:      /s/_____________________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/_____________________________
                                            Name:    Thomas E. Campbell
                                            Title:   Vice President


CONSENT AGREEMENT

                                   TOMMY BAHAMA R&R HOLDINGS, INC., a
                                   Delaware corporation

                                                     Thomas C. Chubb III
                                   By:      /s/_____________________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/_____________________________
                                            Name:    Thomas E. Campbell
                                            Title:   Vice President

                                   TOMMY BAHAMA BEVERAGES, LLC, a Delaware
                                   limited liability company

                                   By:      TOMMY BAHAMA R&R HOLDINGS, INC.,
                                            a Delaware corporation, as its sole
                                            member

                                                     Thomas C. Chubb III
                                   By:      /s/_____________________________
                                            Name:    Thomas C. Chubb III
                                            Title:   Vice President


                                   TOMMY BAHAMA TEXAS BEVERAGES, LLC, a
                                   Texas limited liability company

                                   By:      TOMMY BAHAMA BEVERAGES, LLC, a
                                            Delaware limited liability company,
                                            as its sole member

                                            By:      TOMMY BAHAMA R&R HOLDINGS,
                                                     INC., a
                                                     Delaware corporation, as
                                                     its sole member

                                                        Thomas C. Chubb III
                                   By:      /s/_____________________________
                                               Name:    Thomas C. Chubb III
                                   Title:   Vice President


                                   PIEDMONT APPAREL CORPORATION, a Delaware corporation

                                                     Thomas C. Chubb III
                                   By:      /s/_______________________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/_______________________________
                                            Name:    Thomas E. Campbell
                                            Title:   Vice President

                                   SFI OF OXFORD ACQUISITION CORPORATION, a
                                   Delaware corporation

                                                     Thomas C. Chubb III
                                   By:      /s/_____________________
                                            Name:    Thomas C. Chubb III
                                   Title:   Vice President

                                                     Thomas E. Campbell
                                   Attest:  /s/_______________________
                                            Name:    Thomas E. Campbell
                                   Title:   Vice President
































LENDER GROUP:                    SUNTRUST BANK, as the Administrative Agent, an
                                 Issuing Bank and a Lender

                                                   E. Donald Besch, Jr.
                                 By:      /s/_____________________________
                                          Name:    E. Donald Besch, Jr.
                                          Title:   Managing Director

                                 BANK OF AMERICA, N.A., as a Lender and an
                                 Issuing Bank

                                                   John E. Williams
                                 By:      /s/_____________________________
                                          Name:    John E. Williams
                                          Title:   Senior Vice President

































CONSENT AGREEMENT

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as a Lender

                                                   Brian P. Schwinn
                                 By:      /s/_______________________________
                                          Name:    Brian P. Schwinn
                                          Title:   Duly Authorized Signatory

































CONSENT AGREEMENT

                                 HSBC BUSINESS CREDIT (USA) INC., as a Lender

                                                   Dan Bueno
                                 By:      /s/_________________________________
                                          Name:    Dan Bueno
                                          Title:   Vice President


































CONSENT AGREEMENT

                                 JPMORGAN CHASE BANK, as a Lender

                                                   James A. Knight
                                 By:      /s/_______________________________
                                          Name:    James A. Knight
                                          Title:   Vice President
































CONSENT AGREEMENT

                                 SHANGHAI COMMERCIAL BANK LTD., as a Lender and an Issuing Bank

                                                   Timothy Chan
                                 By:      /s/_________________________________
                                          Name:    Timothy Chan
                                          Title:   Vice President

                                                   Cheu N. Wu
                                 By:      /s/_________________________________
                                          Name:    Cheu N. Wu
                                          Title:   Associate Vice President




























CONSENT AGREEMENT

                                THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

                                                  William Johannesen
                                By:      /s/_________________________________
                                         Name:    William Johannesen
                                         Title:   Vice President
































CONSENT AGREEMENT

                                 WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                 a Lender and an Issuing Bank

                                                   Anne L. Sayles
                                 By:      /s/______________________________
                                          Name:    Anne L. Sayles
                                          Title:   Senior Vice President



































CONSENT AGREEMENT

                                  HSBC BANK USA, NATIONAL ASSOCIATION
                                  (formerly HSBC Bank USA), as an Issuing Bank

                                                    Jose M. Cruz
                                  By:      /s/________________________________
                                           Name:    Jose M. Cruz
                                           Title:   Senior Vice President




































CONSENT AGREEMENT

                                 PNC BANK, NATIONAL ASSOCIATION, as a Lender

                                                   James A. Colella
                                 By:      /s/________________________________
                                          Name:    James A. Colella
                                          Title:   Managing Director
































CONSENT AGREEMENT

                                 ISRAEL DISCOUNT BANK OF NEW YORK, as a
                                 Lender

                                                   Andy Ballia
                                 By:      /s/_______________________________
                                          Name:    Andy Ballia
                                          Title:   First Vice President

                                                   Ronald Bongiovanni
                                 By:      /s/_________________________________
                                          Name:    Ronald Bongiovanni
                                          Title:   Senior  Vice President